EXHIBIT 10.01
                           COMMERCIAL LEASE AGREEMENT

     THIS COMMERCIAL LEASE AGREEMENT (this "Lease") is made and entered into as of the 11 day of January, 2008, by and between MP CARGO ORD PROPERTY LLC, a Delaware limited liability company, with its address at c/o Cargo Ventures LLC, 17th State Street, 9th Floor, New York, New York 10004 ("Landlord"), and CARGO CONNECTION LOGISTICS-INTERNATIONAL, INC., an Illinois corporation, with its address at 600 Bayview Avenue, Inwood, New York 11096-1104 ("Tenant").

1.   PREMISES AND TERM.

     A. PREMISES. In consideration of the covenants and agreements herein contained, Landlord does hereby lease, let and demise unto Tenant, and Tenant does hereby lease from Landlord, that parcel of real property commonly known as 491 Supreme Drive, Bensenville, Illinois 60106-1102 and legally described on Exhibit A attached hereto, together with the approximately ninety-two thousand (92,000) square foot building located thereon (the "Building") and all appurtenances belong to or pertaining to said premises (such real estate, the Building and appurtenances shall hereinafter sometimes jointly or severally, as the context requires, be referred to as the "Premises"). A floor plan of the Building is attached hereto as Exhibit B-1. A site plan of the Premises has been attached hereto as Exhibit B-2. Exhibits B-1 and B-2 are incorporated into and made a part of this Lease by reference herein.

     B.   POSSESSION.   The  Premises  shall  be  delivered  to  Tenant, and the
          Term (hereinafter defined) shall commence, on January 1, 2008 (the "Commencement Date").

     C. TERM. Landlord leases the Premises to Tenant for a term (the "Term") commencing on the Commencement Date and continuing until December 31, 2017, unless sooner terminated or extended as provided herein.

2. BASE RENT. Tenant agrees to pay to Landlord Base Rent for the Premises for the entire Term of this Lease (and any extensions thereof), without demand, deduction, abatement or offset of any kind or nature, payable on the first day of each calendar month, the following sum:

     -------------------------   -----------------------   ---------------------
     Lease Year 1                $ 600,000 annually        $ 50,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 2                $ 600,000 annually        $ 50,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 3                $ 624,000 annually        $ 52,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 4                $ 624,000 annually        $ 52,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 5                $ 672,000 annually        $ 56,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 6                $ 672,000 annually        $ 56,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 7                $ 720,000 annually        $ 60,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 8                $ 720,000 annually        $ 60,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 9                $ 744,000 annually        $ 62,000 monthly
     -------------------------   -----------------------   ---------------------
     Lease Year 10               $ 744,000 annually        $ 62,000 monthly
     -------------------------   -----------------------   ---------------------

     All amounts payable hereunder (collectively, "Rent") shall be paid by Tenant to Landlord at the address shown above, or such other place as Landlord may designate in writing from time to time. All Rent shall be paid without prior demand or notice and without any deduction or offset unless otherwise specifically provided herein. In the event that Rent is not paid within ten (10) days after due, Tenant shall pay to Landlord, without demand: (i) a late fee in an amount of five percent (5%) of the overdue sum; and (ii) interest on the sums overdue at the prime rate (as quoted in The Wall Street Journal from time to time) plus two percent (2%) (the "Default Rate"). All sums due hereunder from Tenant to Landlord, whether or not denoted as such herein, shall be deemed to be additional rent and included with the term "Rent".

3.   USE.    The  Premises  shall  be  used  and  occupied  for the  purpose  of warehouse and office uses and for no other purpose. Tenant shall cause, at its sole cost and expense, the Premises to

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     comply  with  all  laws   (including   environmental   laws),   ordinances,
     regulations and directives of any governmental authority applicable to the Premises or Tenant's use thereof, including, without limitation, the Americans With Disabilities Act (collectively "Applicable Laws") whether now in effect or as such Applicable Laws are changed or amended from time to time. Tenant shall not use the Premises, or permit the Premises to be used, in any manner which: (a) violates any Applicable Law; (b) causes or is reasonably likely to cause any damage or liability to the Premises, or Landlord; (c) violates a requirement or condition of any insurance policy covering the Premises, or increases the cost of such policy; or (d) constitutes or is reasonably likely to constitute a nuisance or annoyance, including, without limitation, any immoral or obscene act or any other act tending to injure the reputation of the Premises. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises. Tenant shall not do, nor permit, anything which shall increase the costs of operating or maintaining the Premises, including, but not limited to, insurance premiums, property taxes and utility bills.

     During the Term, except as provided in Section 9, below, Tenant shall, at its risk and at its own sole cost, maintain the Premises in good working order, repair and condition (including all necessary replacements), including, but not limited to, heating, ventilating and air conditioning equipment, electrical and plumbing systems, elevators, exterior walls, floors, floor coverings, roof, windows, window coverings and electrical fixtures, all glass elements, doors (including dock, grade and man doors), dock bumpers, levelers, light bulbs, other improvements and fixtures upon the Premises, including, without limitation, the driveways and parking areas. Tenant shall take good care of all property and fixtures. Tenant shall engage a certified pest control firm to perform regular extermination for all pests. As used herein, each and every obligation of Tenant to keep, maintain and repair shall include, without limitation, all ordinary and extraordinary structural and nonstructural repairs and replacements. Tenant shall, to the extent possible, keep the Premises from falling temporarily out of repair or deteriorating. Tenant shall further keep and maintain the improvements at any time situated upon the Premises, the parking area and all sidewalks and areas adjacent thereto, safe, secure, clean and sanitary (including, without limitation, snow and ice clearance, planting and replacing flowers and landscaping, and necessary interior painting, and carpet cleaning at least once every year). Tenant shall, at all times during the term of this Lease, have and keep in force a maintenance contract, in form and with a contractor satisfactory to Landlord, providing for inspection at least once each calendar quarter of the heating, air conditioning and ventilating equipment, and providing for necessary repairs thereto. Said contract shall provide that it will not be cancelable by either party thereto except upon thirty (30) days' prior written notice to Landlord. Tenant shall, at its sole cost and expense, obtain all governmental licenses and permits required to allow Tenant to conduct its business operations in the Building.

4. SIGNS. Tenant may, at its sole cost and expense, erect signs on the exterior of the Building stating its name, business, and product after first securing Landlord's written approval of the size, color, design, wording, and location, which approval shall not be unreasonably withheld, and provided Tenant obtains all necessary governmental approvals. All signs installed by Tenant shall be removed upon termination of this Lease, with the sign location restored to its former state. Tenant shall be responsible, at Tenant's sole cost and expense, to maintain the appearance of all of Tenant's signs.

5. IMPROVEMENTS. Tenant accepts the Premises in its "AS IS, WHERE IS" condition and "WITH ALL FAULTS", but with the benefit of any available warranties from third parties. Tenant shall not change or alter the improvements to the Premises or the structure, foundation, or building systems without Landlord's prior written approval, which consent, with respect to alterations which are non-structural, non-exterior and which do not affect any building systems, shall not be unreasonably withheld. Landlord may require, as condition its consent to any proposed improvement, that Tenant remove the proposed improvement at the end of the Term. Tenant shall furnish to Landlord, prior to any work being done, the plans and specifications for any desired work and once any improvements are completed Tenant shall forward final as built drawings for such improvements to Landlord. All such alterations shall be performed in a good

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     workmanlike  manner  using  new  materials  of good  quality  and  shall be performed in accordance with all Applicable Laws. Upon termination of this Lease, the Tenant Improvements and other improvements or alterations made by Tenant after the Commencement Date (collectively "Improvements"), excluding Tenant's trade fixtures and equipment, which may be removed without damage to the Premises, shall at once become part of the Premises;
     provided  that  Tenant  shall  be  required  to  remove  any   improvements
     constructed by Tenant, if Landlord conditioned its consent to such improvement upon the removal thereof upon the termination of this Lease.

     With regard to improvements to the Premises constructed by Tenant, Tenant shall pay as Rent when due all costs for work performed and materials supplied to the Premises. Tenant shall keep Landlord, the Premises free from all liens, stop notices and violation notices relating to any alterations, and Tenant shall protect, indemnify, hold harmless and defend Landlord from any and all loss, cost, damage, liability and expense, including attorneys' fees, related to any such liens or notices. During the progress of such work, Tenant shall, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien waivers covering all work theretofore performed. If Tenant fails to pay and remove such lien, claim or encumbrance within ten (10) days after recordation, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, together with interest thereon equal to the Default Rate, shall be due and payable by Tenant upon demand.

6. UTILITIES. Tenant shall pay as Rent, when due, directly to the applicable party furnishing such utilities, all charges for electricity, natural gas, water, garbage collection, sewer, and all other utilities of any kind furnished to the Premises during the Term.

7. OPERATING EXPENSES. In addition to the Base Rent specified in this Lease, Tenant shall pay as Rent to Landlord all "Operating Expenses" (as subsequently defined) for the Premises. The amount of Operating Expenses payable to Landlord by Tenant may be estimated by Landlord for such period(s) as Landlord may determine from time to time [not to exceed twelve
     (12) months], and Tenant shall pay to Landlord the amounts so estimated in equal installments, in advance, on the first day of each month during such period. Within ninety (90) days after the end of the period for which estimated payments have been made, Landlord shall make its best efforts to furnish to Tenant a detailed statement, showing the actual Operating Expenses incurred by the Landlord (the "Actual Cost Statement"). The Actual Cost Statement shall clearly set forth those Operating Expenses, broken down in a line-item format.

     If such actual Operating Expenses for such calendar year shall exceed Tenant's payment so made, Tenant shall pay to Landlord the deficiency within fifteen (15) days after receipt of the Actual Cost Statement or within fifteen (15) days after receipt by Tenant of the bills for Taxes or Insurance Premiums (as such terms are hereafter defined), as applicable. If Tenant's payments shall exceed such actual Operating Expenses, as shown on the Actual Cost Statement or the actual bills for Taxes or Insurance Premiums, as applicable, Landlord shall credit such excess against sums next coming due for Operating Expenses within fifteen (15) days of Landlord's determination of excess payments made by Tenant.

     For purposes of this Lease, "Operating Expenses" shall mean all actual costs for "Taxes", and "Insurance Premiums" (as such terms are hereafter defined) incurred by Landlord with respect to the Premises and an annual management fee equal to three percent (3%) of the aggregate of Base Rent, Taxes and Insurance Premiums payable by Tenant during each year of the Term. "Taxes" shall mean all real estate and personal property taxes and assessments, including special assessments and sewer rents and all other taxes or charges levied, assessed, charged or imposed during the Term of the Lease, whether against or in respect to the Premises or against Landlord whether ordinary or extraordinary, of every kind and nature whatsoever, and shall also include the costs of contesting the assessments or amounts of such Taxes. If at any time during the Term of this Lease the method of taxation prevailing at the commencement of the Term hereof shall be altered so that any new tax, assessment, levy, imposition or charge, or any part

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     thereof,  shall be  measured  by or be  based in whole or in part  upon the
     Lease, or the Premises, or the Base Rent, additional rent or other income therefrom and shall be imposed upon the Landlord, then all such taxes, assessments, levies, impositions, or charges, or the part thereof, to the extent that they are so measured or based, shall be deemed to be included within the term Taxes for the purposes hereof to the extent that such Taxes would be payable if the Premises were the only property of Landlord subject to such Taxes, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Taxes. There shall be excluded from Taxes all federal income taxes, state and local net income taxes, federal excess profit taxes, franchise, capital stock and federal or state estate or inheritance taxes of Landlord. "Insurance Premiums" shall mean the premiums for the insurance coverage paid by Landlord as set forth in
     Section 11.

     In the event Tenant desires any type of security system, Tenant shall provide the same at its sole cost and expense and in compliance with
     Section 5 hereof.

8. PARKING. Tenant, its employees, and customers shall have the exclusive right to use ninety-five (95) parking spaces located on the Premises. Landlord shall have no obligation to police the use of such parking spaces. Landlord reserves the right to modify, restrict, regulate and/or remove any such parking spaces at any time so long as Landlord provides substitute parking spaces for Tenant's use.

9.   LANDLORD RESPONSIBILITIES.

     A. MAINTENANCE. Notwithstanding anything in Section 3 above to the contrary, Landlord shall maintain, at its own expense, the foundation of the Building. In addition, Landlord shall make all capital replacement of components of the roof, structural elements, electrical, plumbing and HVAC systems, that become necessary during the Term for those elements and systems to operate at the level of performance reasonably required for industrial properties in the metropolitan area where the Premises are located. Notwithstanding the foregoing, Tenant shall bear the entire expense to correct and repair any damage caused by the negligence of Tenant or its employees, agents or contractors. Following completion of capital repairs by Landlord and delivery of reasonable accounting back-up regarding Landlord's costs and the useful life (as hereinafter described) of such capital repairs, Tenant shall reimburse Landlord in monthly installments [within twenty (20) days after receipt of an invoice therefore] for the portion of such capital repairs amortized during the preceding month of the Term (which repairs shall be amortized on a straight line basis applying the useful life set forth in the Internal Revenue Code for such item), provided, that in any twelve (12) month period, Tenant's aggregate liability for all capital repairs shall not exceed Fifty Thousand Dollars ($50,000).

     B. LIABILITY. Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise, equipment and vehicles or other property of Tenant, or its employees, agents or contractors or for injury to the person of Tenant, Tenant's employees, agents or contractors and invitees, except when caused by the gross negligence or willful misconduct of Landlord or its employees, agents or contractors. The liability of Landlord for its obligations under this Lease shall be limited to Landlord's interest in the Premises as the same may from time to time be encumbered.

10. CASUALTY DAMAGE. If fire or other casualty causes damage to the Premises and the estimated cost to repair and restore the Premises to the condition existing before the fire or other casualty is in excess of Two Hundred Fifty Thousand Dollars ($250,000), then Landlord shall have the right to terminate the Lease as of the date of the damage by giving Tenant notice in writing of its election within thirty (30) days after the date of incident. If the estimated cost of repairs in not in excess of Two Hundred Fifty Thousand Dollars ($250,000) or if such cost is in excess of Two
     Hundred Fifty Thousand Dollars ($250,000) and Landlord elects not to terminate

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     the Lease,  Landlord shall promptly  commence repair the damage and restore the Premises to their former condition, to the extent of the insurance proceeds made available to Landlord, as soon as reasonably possible and shall use good faith efforts to complete such repairs within one hundred eighty (180) days of the date of damage. Base Rent shall be abated during the period of restoration to the extent the Premises are not reasonably usable for the use permitted by this Lease. If Landlord repairs the Premises, the amount of any deductible paid by Landlord [not to exceed
     Twenty-five   Thousand  Dollars  ($25,000)]  shall  constitute   "Operating
     Expenses" and shall be reimbursed by Tenant. If completion of the repairs is estimated to require more than one hundred eighty (180) days from the date of the incident, then Tenant may terminate this Lease and obtain the return of its Security Deposit. If Tenant does not elect to terminate or does not have the right to terminate the Lease as a result of fire or casualty, Tenant waives any right to terminate this Lease based on the actual amount of time taken to complete such repairs, provided Landlord works diligently to complete the same. However, if Landlord fails to diligently work to complete the same, whether or not because of the insufficiency of insurance proceeds, and such failure continues following the giving of thirty (30) days' notice to Landlord, then Tenant may terminate this Lease.

11. INSURANCE. Landlord shall maintain during the Lease Term all risk property insurance covering the full replacement cost of the Building and such other insurance as reasonably determined by Landlord or required by Landlord's mortgagee of the Premises including, without limitation, flood and earthquake insurance and coverage for loss by terrorism. Tenant, at its expense, shall maintain during the Lease Term: (i) all risk property insurance covering the full replacement cost of all property and improvements installed or placed on the Premises by Tenant; (ii) worker's compensation insurance with no less than the minimum limits required by law; (iii) employer's liability insurance with such limits as required by law; and (iv) commercial liability and umbrella liability insurance with a minimum limits of Five Million Dollars ($5,000,000) per occurrence in the aggregate for property damage, personal injuries or deaths of persons occurring in or about the Premises. The commercial liability policies shall name Landlord and its mortgagee as an additional insured as its interests appear, insure on an occurrence basis and not be cancelable without thirty
     (30) days written notice to Landlord and its mortgagee. Neither party shall be liable to the other for any loss or damage to the Premises or Tenant's personal property thereon caused by any of the risks insurable under the insurance required to be carried hereunder and there shall be no subrogated claim by one party's insurance carrier against the other party arising out of any such loss. Certificates of such policy shall be delivered to Landlord upon commencement of the Lease and each renewal of said insurance.

12. INDEMNIFICATION. Each party shall indemnify, defend and hold harmless the other party, its employees, agents and contractors from and against liability, loss, damages, claims, liens, costs and expenses, including attorneys' fees, it may suffer, sustain or incur as a result of the negligent acts or omissions of the indemnifying party, its employees, agents or contractors in or about the Building or Premises. In addition, Tenant shall indemnify, defend and hold harmless Landlord, its employees, agents and contractors from and against liability, loss, damages, claims, liens, costs and expenses, including attorneys' fees, it may suffer, sustain or incur as a result of any action occurring on the Premises during the Term or caused by any act or omission of Tenant, its agents, employees, contractors, invitees or licensees. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability, or expense resulting from injury or death to persons or damage to property of third parties caused by the gross negligence of Landlord, its agents, employees or contractors. In addition, the foregoing indemnities in favor of Landlord shall also accrue to the benefit of Landlord's mortgagee, its agents, employees or contractors.

13. CONDEMNATION. If a condemning authority takes the entire Premises or a portion sufficient to render the remainder of the Premises unsuitable for Tenant's use then either Landlord or Tenant may elect to terminate this Lease within sixty (60) days after receipt of notice of the condemnation and effective on the date that title passes to the condemning authority ("Condemnation Date"). Otherwise, Landlord shall use good faith efforts to restore the remaining Premises, to the extent

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     practical  and  only  to the  extent  of the  proceeds  made  available  in connection with such condemnation, within one hundred eighty (180) days after Condemnation Date to a condition comparable to that existing at the time of the taking. Base Rent shall be abated during the period of restoration to the extent the Premises are not reasonably usable by Tenant and not so used by Tenant, and Base Rent shall be reduced for the remainder of the Term to an amount equal to such base rent multiplied by a fraction, the numerator of which shall be equal to the size of the Premises after restoration and the denominator shall be the size of the Premises prior to
     the  condemnation.   All  condemnation  proceeds  shall  belong  solely  to
     Landlord, except for any such condemnation proceeds that the condemning authority specifically provides for Tenant, and provided that Tenant shall be entitled to bring a separate action to recover any damages suffered by
     Tenant  to  its   business  or  personal   property  as  a  result  of  the
     condemnation, provided that such action does not reduce the amount of condemnation proceeds payable to Landlord. If completion of the repairs is estimated to require more than one hundred eighty (180) days from the date the condemning authority takes possession of the Premises or portion thereof, then either Landlord or Tenant may terminate this Lease and Tenant shall obtain the return of its Security Deposit. Further, if Landlord fails to diligently work to complete the repairs, and such failure continues following the giving of thirty (30) days notice to Landlord, then Tenant may terminate this Lease.

14. ASSIGNMENT AND SUBLETTING. Tenant may assign all or part of its interest under this Lease or sublet the Premises to an "Affiliate" of Tenant (an entity which is owned or controlled or under common control with Tenant or an entity that succeeds to the ownership of Tenant or of all or substantially all of Tenant's assets) upon notice to Landlord but without Landlord's prior consent. Any other assignments, subleases or transfers of the Tenant's interest in the Premises or this Lease shall require Landlord's prior written consent which may be withheld for any reason or no reason. Such consent may be conditioned upon the increase of the rent due hereunder, an increase in the security deposit or any other additional restrictions that the Landlord may impose. Provided that, no assignment or subletting (including to an Affiliate of Tenant) shall relieve Tenant of its obligation to pay rent or perform other obligations required by this Lease. A change in the voting control of Tenant shall not constitute an assignment of the Lease requiring Landlord's consent. Tenant agrees to pay of Landlord's costs [but in no event more than One Thousand ($1,000)] in connection with a request for consent under this section. No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Tenant hereunder shall have been cured.

15.  DEFAULT.

     Any  of  the  following  shall  constitute a "Default" by Tenant under this
Lease:

     A. Tenant's failure to timely pay Rent or any other charge under this Lease, if such failure remains uncured for a period of ten (10) days after notice of such failure has been given to Tenant, provided Landlord shall not be required to give such a notice to Tenant more than twice in any twelve (12) month period.

     B. Failure to comply with any other term or condition of this Lease, other than Rent or any other charge, if such failure remains uncured for a period of thirty (30) days after notice of such failure has been given to Tenant, provided that if Tenant commences in good faith to cure any such default which cannot be cured within thirty (30) days, and diligently pursues such cure to completion, Tenant shall have such additional time as is reasonably required to cure such default but in no event shall such cure period exceed sixty (60) days in total, which date shall be extended by reason of any delay in completion caused by or attributable to (i) any act or omission of Landlord, its employees, agents, contractors, invitees or licensees, or (ii) any strike, lockout, labor trouble, civil disorder, failure of power, restrictive governmental laws and regulations, delays in issuance of permits, riots, insurrections, war, shortages, accidents, casualties, acts of God, or any other causes beyond the reasonable control of Tenant.

     C. Tenant's insolvency, assignment for the benefit of its creditors, business failure by Tenant, Tenant's voluntary petition in bankruptcy or adjudication as bankrupt, or the appointment of a receiver for Tenant's properties, or a petition or answer filed against Tenant seeking reorganization of Tenant under Federal bankruptcy laws, or the occurrence of any of such events in respect of any guarantor of this Lease, or, if Tenant or any guarantor of this Lease is a natural person, the death of such person.

     D. Tenant shall abandon the Premises during the term hereof, provided that Tenant shall not be deemed to have abandoned the Premises solely by reason of cessation of operations within the Premises for periods of ninety (90) days or less or such longer periods as Landlord may approve in writing, which approval shall not be unreasonably withheld, but which approval may be conditioned upon adoption of a maintenance plan for the Premises reasonably acceptable to Landlord.

     E. Tenant shall fail to contest the validity of any lien or claimed lien and give security to Landlord to assure payment thereof, or, having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such failure continues for thirty (30) days after notice thereof in writing to Tenant.

16.  REMEDIES FOR DEFAULT.

     A. Upon the occurrence of any Default, Landlord may at its election terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease. Upon termination of the Lease, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and hereby grants to Landlord the full and free right, without demand or notice of any kind to Tenant (except as hereinabove expressly set forth), to enter into and upon the Premises, in such event with or without process of law and to repossess the Premises as Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law. Upon termination of this Lease, Landlord shall be entitled to recover as damages all Rent and other sums due and payable by Tenant on the date of termination, plus (a) an amount equal to the value of the Rent and other sums provided herein to be paid by Tenant for the remainder of the Term hereof, less the fair rental value of the Premises for the remainder of the Term (taking into account the time and expenses necessary to obtain a replacement tenant or tenants, including expenses hereinafter described relating to recovery of the Premises, preparation for reletting and for reletting itself), and (b) the cost of performing any other covenants to be performed by Tenant. If Landlord elects to terminate Tenant's right to possession only without terminating the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinafter provided, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligations to pay the Rent and other sums provided herein to be paid by Tenant for the full term or from any other of its obligations under this Lease. Landlord may relet all or any part of the Premises for such Rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient. If Landlord does not relet the Premises, Tenant shall pay to Landlord on demand damages equal to the amount of the Rent, and other sums provided herein to be paid by Tenant for the remainder of the Lease Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations, additions, the expenses of such reletting and the collection of the Rent accruing therefrom (including, but not by way of limitation, attorneys' fees and brokers' commission), to satisfy the Rent and other sums herein provided to be paid for the remainder of the Lease Term, Tenant shall pay to Landlord on demand any deficiency and Tenant agrees that Landlord may file suit to recover any Rent or other sums falling due under the terms of this Section from time to time. Landlord shall use reasonable efforts to mitigate its damages arising out of Tenant's default; Landlord shall not be deemed to have failed to use such reasonable efforts by reason of the fact that Landlord has leased or sought to lease other vacant premises owned by Landlord in preference to reletting the Premises, or by reason of the fact that Landlord has sought to relet the Premises at a rental rate higher than that payable by Tenant under the Lease (but not in excess of the then current market rental rate).

     B. After giving Tenant at least ten (10) days' written notice of its intent to do so, Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims); and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, shall be so much additional rent due on the next rent date after such payment together with interest (except in the case of said attorneys' fees) at the Default Rate.

     C. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and so often as occasion may arise or as may be deemed expedient in Landlord's sole discretion.

17. SURRENDER ON TERMINATION; HOLDOVER. On expiration or early termination of this Lease, Tenant shall surrender the Premises broom clean and free of debris inside and out. Subject to the provisions of Section 5 hereof, the Premises shall be delivered in the same condition as at the commencement of the Term, subject only to wear and tear from ordinary use.

     Tenant shall remove all of its furnishings and trade fixtures and shall repair any damage caused by such removal. Failure to remove shall be an abandonment of the property, and Landlord may dispose of it at Tenant's expense in any manner without liability. For each and every month or partial month that Tenant or any party claiming by, through or under Tenant remains in occupancy of all or any portion of the Premises after the expiration of this Lease or after termination of this Lease or Tenant's right to possession, Tenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to one hundred fifty percent (150%) of the rate of Rent payable by Tenant hereunder immediately prior to the expiration or other termination of this Lease or of Tenant's right to possession of the Premises. The acceptance by Landlord of any lesser sum shall be construed as a payment on account and not in satisfaction of damages for such holding over. In addition, Tenant shall be liable for all loss, cost damage and expense that Landlord shall incur as a result of Tenant holding over in the Premises. Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises. Within ten (10) days of Tenant's vacation of the Premises, Landlord shall provide advance written notice to Tenant of its intent to inspect the Premises during business hours and Tenant may be present at any such inspection.

18.  SUBORDINATION.  Conditioned  upon   obtaining  the  Mortgagee's   agreement
     that Tenant's possession of the Premises shall not be disturbed in connection with any foreclosure if Tenant is not in default hereunder, this Lease shall, at Landlord's option, be subordinate to any ground lease, mortgage, real estate sale contract or deed of trust ("Mortgage"), under which the holder of such Mortgage may hereafter claim an interest in the real property of which the Premises form a part. Subject to the preceding sentence, upon Landlord's written request, Tenant or Tenant's successors in interest will execute and deliver any documents, including, without limitation the Subordination Agreement in the form of Exhibit D-1 attached hereto, required to effectuate or confirm such subordination to any Mortgage.

19.  ESTOPPEL CERTIFICATE.  Tenant  shall, at  any  time  upon not less than ten
     (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing in the form of Exhibit D-2 attached hereto certifying that this Lease is in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any are claimed, and acknowledging that there are not any uncured defaults on the part of Tenant hereunder, and specifying such other matters as reasonably requested by Landlord or its potential Mortgagee or purchaser of its interest.

20. HAZARDOUS SUBSTANCES. Except in compliance with all Applicable Laws, and in containers which shall be and remain sealed at all times while in the Premises, Tenant shall not, and shall not cause or allow any other party to, construct, use, deposit, store, dispose, place or locate on or about the Premises any Hazardous Substances (as hereinafter defined) without the prior written consent of Landlord, which may be withheld or denied for any reason or no reason at all. Landlord acknowledges and agrees that due to the nature of Tenant's business operations, Tenant occasionally handles Hazardous Substances and same may be located at the Premises as such materials are stored, received and forwarded to their destinations by Tenant. Such Hazardous Substances shall be handled and stored in compliance with all Applicable Laws and shall not remain at the Premises for in excess of seventy two (72) hours and in all events will be removed or forwarded as expeditiously as possible.

     Tenant shall immediately notify Landlord of: (i) any disposal, release, discharge, migration, spill, or leak of Hazardous Substances; (ii) any inspection, enforcement, cleanup or other regulatory action taken or threatened by any regulatory authority with respect to any Hazardous Substances on, about, above, beneath or from the Premises or the migration thereof from or to other property; (iii) any demands or claims made or threatened by any party relating to any loss or injury claimed to have resulted from any Hazardous Substances on, about, above, beneath or from the

     Premises; and (iv) any matters where Tenant is required by any Applicable Laws to give a notice to any regulatory authority concerning Hazardous Substances on or from the Premises.

     Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including direct, indirect and consequential damages of any type) which result from any violation of Environmental Laws (as hereinafter defined) or from Hazardous Substances on or about the Premises which occurs or is contributed to during the Term. Notwithstanding anything contained to the contrary in this Section 20, Landlord agrees that Tenant shall not be responsible for any contamination of the Premises which was in existence prior to the commencement date of the Original Lease, except to the extent the cost of remediating the contamination was exacerbated by Tenant, its agents, contractors, customers, invitees or employees.

     Landlord may conduct tests on or about the Premises for the purpose of determining the presence of any Hazardous Substances. If such tests indicate the presence of an Hazardous Substances on or about the Premises which occurs during the Lease Term or reveals preexisting environmental contamination that was exacerbated by Tenant, its agents, contractors, customers, invitees or employees, then Tenant shall, in addition to its other obligations hereunder, reimburse Landlord for the cost of conducting such tests, provided that in the case of a preexisting condition, Tenant's liability shall be limited to those costs, if any, attributable to the acts or omissions of Tenant, its agents, contractors, customers, invitees or employees from and after the commencement date of the Original Lease.. Without limiting Tenant's liability under the preceding paragraph, in the event of any such Hazardous Substances, Tenant shall promptly and at its sole cost (to the extent the presence of such Hazardous Substances is the responsibility of Tenant under this Section, with Landlord reimbursing Tenant for the portion of the cost that is not the responsibility of Tenant) and expense, take any and all steps necessary to remedy the same, complying with all provisions of Applicable Laws and with Section 5 hereof, or shall, at Landlord's election, reimburse Landlord for the cost to Landlord of remedying the same.

     Landlord shall have sole responsibility for, and shall indemnify and hold Tenant harmless with respect to environmental conditions existing as of the commencement date of the Original Lease, except to the extent the preexisting environmental condition was exacerbated by the acts or omissions of Tenant, its agents, contractors, customers, invitees or employees.

     If a party is entitled to reimbursement hereunder, such reimbursement shall be paid in advance of the performance of the work in question, based on the reasonable estimate of the cost thereof, as estimated by the party doing the work, and upon completion of such work, the reimbursing party shall pay any shortfall promptly after being billed therefor, with any reimbursements paid based on estimates being refunded upon the completion of the work and determination of actual costs.

     As used herein, "Hazardous Substances" shall mean any substance, material, waste, gas or particulate material which is regulated by any local governmental authority, the State of Illinois or the United States government, including but not limited to, any material or substance which is:

          (i) included within the definitions of "hazardous material," "hazardous substance," "extremely hazardous substance," "hazardous waste," "restricted hazardous waste," "toxic substance," "solid waste," "pollutant" or "contaminant" in any Environmental Laws; and

          (ii) To the extent the handling or release of the same is regulated by Environmental Laws, any material, waste or substance which is any of the following: (A) asbestos or any material composed of or containing asbestos;
     (B) polychlorinated biphenyls; (C) petroleum or any petroleum based substance or waste or any constituent of any such substance, waste or product; (D) highly flammable or explosive; or (E) radioactive; and

          (iii) Those other substances, materials and wastes which are or become regulated under any Environmental Laws, or which are or become classified as hazardous or toxic by any Environmental Laws.

     In addition, as used herein the term "Environmental Laws" shall mean any federal, state or local law, statute, regulations or ordinance and any order, judgment or decree of any court or administrative body now or hereafter enacted or issued, relating to any hazardous substance or pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including, without limitation, each of the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. ss. 9601 et seq.; the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. ss. 6901, et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. ss. 2601 et seq.; the Illinois Environmental Protection Act, as amended ("IEPA"), 415 ILCS 5/1 et seq.; the Clean Air Act, as amended, 42 U.S.C. ss. 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251 et seq.; the Federal Hazardous Materials Transportation Act, 49 U.S.C. ss. 1501 et seq.; the National Environmental Policy Act of 1975, as amended, 42 U.S.C. ss. 4321 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation thereof.

21. BROKERAGE FEES. Landlord and Tenant represent and warrant to the other that no broker participated in this transaction. Landlord agrees to indemnify and hold Tenant free and harmless from and against all claims for brokerage commissions or fees and/or finder's fees by any person or entity claiming to have been retained by Landlord in connection with this transaction or to be the procuring cause of this transaction in behalf of Landlord. Tenant agrees to indemnify and hold Landlord free and harmless from and against all claims for brokerage commissions or fees and/or finder's fees from any other person or entity claiming to have been retained by Tenant in connection with this transaction or to be the procuring cause of this transaction on behalf of Tenant.

22. SECURITY DEPOSIT. Upon the execution of this Lease, Tenant shall deposit with Landlord Zero Dollars ($0.00) (the "Security Deposit") to secure Tenant's faithful performance under this Lease. If Tenant shall default under this Lease, Landlord may apply all or any portion of the Security Deposit to cure such default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so applies any portion of the Security Deposit, Tenant shall immediately, upon written demand, restore the Security Deposit to the full amount hereinabove stated. LANDLORD SHALL NOT BE REQUIRED TO KEEP THE SECURITY DEPOSIT SEPARATE FROM ITS GENERAL ACCOUNTS AND TENANT SHALL NOT BE ENTITLED TO ANY INTEREST ON ITS SECURITY DEPOSIT. Within thirty (30) days after the expiration of the Lease Term and the vacation of the Premises by Tenant, the Security Deposit, less any portion thereof to which Landlord may be entitled, shall be returned to Tenant provided Tenant is not in default of this Lease. If Tenant is in default under this Lease more than three (3) times within any
     (12) twelve-month period, irrespective of whether or not such default is cured, then, without limiting Landlord's other rights and remedies provided for in this Lease or at law or equity, the Security Deposit shall automatically be increased by an amount equal to two (2) months Base Rent, which shall be paid by Tenant to Landlord forthwith on demand. Based on the annual reconciliation of Operating Expenses, the actual amount due from Tenant for the final estimate period of the Lease Term shall be due and payable even though it may not be finally calculated until after the expiration of the Lease Term. Accordingly, Landlord shall have the right to continue to hold the Security Deposit following the expiration of the Lease Term until actual Operating Expenses have been calculated by Landlord and paid by Tenant.

23.  GENERAL PROVISIONS.

     A. Waiver by either party of strict performance of any provision of this Lease shall not be a waiver nor prejudice the party's right otherwise to require performance of the same provision or any other provision.

     B. Subject to the limitations on transfer of Tenant's interest, this Lease shall bind and inure to the benefit of the parties, their respective heirs, successors and assigns.

     C. If this Lease commences or terminates at a time other than the beginning or end of one of the specified rental periods, then the rent (including Tenant's share of real property taxes, insurance and common area charges, if any) shall be prorated as of such date, and in the event of termination for reasons other than default, all prepaid rent shall be refunded to Tenant or paid on this account.

     D. Landlord and Tenant warrant that they each have full right and authority to enter into this Lease. Landlord agrees that, so long as Tenant complies with all terms of this Lease, it shall be entitled to peaceable and undisturbed possession of the Premises free from any eviction or disturbance by Landlord or persons claiming through Landlord.

     E. Notices between the parties relating to this Lease shall be in writing, effective when delivered either in person or by facsimile (as evidenced by transmission confirmation receipt), or if mailed, effective on the second day following mailing, postage prepaid, certified mail, return receipt requested, or if sent by nationally recognized overnight courier, effective on the next business day following deposit with such courier, to the address for the party stated in this Lease or to such other address as either party may specify by notice to the other. Rent shall be payable to Landlord at the same address.

          If to Landlord:      MP Cargo ORD Property LLC
                               c/o Cargo Ventures LLC
                               17 State Street
                               9th Floor
                               New York, NY  10004
                               Attention: Jacob Citrin
                               Tel 212-248-3111
                               Fax 212-248-3118

          If to Tenant:        Cargo Connection Logistics-International Inc.
                               600 Bayview Avenue
                               Inwood, NY 11096-1104
                               Attention: Scott Goodman
                               Tel: 516-239-7000
                               Fax 516-239-2508

     F. Time is of the essence with respect to the performance of each and every provision of this Lease. This Lease shall be governed by the laws of the state where the Premises are located.

     G. If either party brings legal action against the other party to enforce any provision of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to any other damages awarded at arbitration, trial and upon any appeal.

     H. Annually, within ninety (90) days after the end of Tenant's fiscal year, Tenant shall furnish to Landlord, the financial statements of Tenant and any other party which is then liable for any of the obligations under this Lease. In addition, in the event that Landlord is then in the process of selling or refinancing the Premises, upon
          Landlord's  request,   Tenant  shall
          provide to Landlord financial statements for Tenant and any other party which is then liable for any of the obligations under this Lease for the most recent fiscal quarter then ended, as well as year to date financial statements, to the extent available.

     I. Landlord, and Landlord's contractors, agents and consultants may enter the Premises at all reasonable times, upon reasonable prior notice, which may be oral, other than in the case of any emergency in which case any such party may enter the Premises at any time without notice, to: inspect the same; exhibit the same to prospective purchasers, prospective mortgagees or tenants; determine whether Tenant is complying with all of its obligations under this Lease, including, without limitation, the handling of Hazardous Substances; post notices of non-responsibility or to make repairs or improvements in or to the Premises. Tenant hereby waives any claim for damages for any injury to, or interference with, Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by such entry or repair or service work which Landlord deems to be reasonably necessary.

     J. Notwithstanding anything to the contrary contained in this Lease or in any exhibits, riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed that: (a) the recourse of Tenant against Landlord with respect to the alleged breach by Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of this transaction or Tenant's use of the Premises (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the Premises, and not to any other assets of Landlord; and (b) except to the extent of Landlord's interest in the Premises, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against Landlord.

          Landlord shall have the right to sell, transfer or assign the Premises, or any part thereof, or Landlord's interest in this Lease in which event, if the purchaser or transferee has assumed the obligations of Landlord hereunder, then Landlord shall be automatically freed and relieved from all applicable liability with respect to performance of any covenant or obligation on the part of Landlord, to the extent the liability accrues after the sale, transfer or assignment. Any Security Deposits or advance rents held by Landlord shall be turned over to the successor and said successor and all of the obligations of the Landlord hereunder shall be binding on Landlord, its successors and assigns, only during their respective periods of ownership.


IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first written above.

Landlord:                                Tenant:

MP CARGO ORD PROPERTY LLC,               CARGO CONNECTION LOGISTICS-
a Delaware limited liability company     INTERNATIONAL, INC., an Illinois
                                         corporation

   /s/ Jacob Citrin                         /s/ Jesse Dobrinsky
-------------------------------------    ------------------------------------
Signature                                Signature
   Jacob Citrin                             Jesse Dobrinsky
-------------------------------------    ------------------------------------
Print Name                               Print Name
   Authorized Agent                         Chairman/CEO
-------------------------------------    ------------------------------------
Title                                    Title

                                   EXHIBIT A
                               LEGAL DESCRIPTION

                             (SEE ATTACHED EXHIBIT)

                                    EXHIBIT A
                                LEGAL DESCRIPTION

LEGAL DESCRIPTION:

A parcel of land being part of lot 1 and all of lot 2 of Thorndale Distribution Park in Bensenville, Unit No. 11, per document number R94-173467, recorded August 18, 1994, being a subdivision of lots 6 and 7 in Thorndale Distribution Park in Bensenville Unit No. 3, being a subdivision of part of the south one-half of section 2, township 40 north, range 11 east of the third principal meridian, according to the plat therefor recorded October 31, 1984, as document number R84-88004, and lot 4 of Thordale Distribution Park in Bensenville, Unit No. 10, being a subdivision of part of the southeast one-quarter of section 2, township 40 north, range 11 east of the third principal meridian, according to the plat therefor recorded January 15, 1991, as document number R91-4837, and part of the south one-half of section 2, township 40 north, range 11 east of the third principal meridian, and which parcel of land is more particularly described as follows:

COMMENCING at the northwest corner of the northeast 1/4 of the southeast 1/4 of said section 2, which is also the northeast corner of lot 7 of Thorndale Distribution Park in Bensenville, Unit No. 3, according to the plat thereof recorded october 31, 1984, as document R84-88004, and for this legal description the north line of said northeast 1/4 ______ an assumed bearing of north 88 degrees 40 minutes 15 seconds east;

THENCE north 88 degrees 40 minutes 15 seconds east along and upon said north line, for a distance of 234.00 feet to the northwest corner of lot 4 of Thorndale Distribution Bensenville, Unit 10, and a POINT OF BEGINNING;

THENCE north 88 degrees 40 minutes 15 seconds east continuing along and upon said north line, for a distance of 331.25 feet;

THENCE south 00 degrees 34 minutes 25 seconds east for a distance of 530.62 feet;

THENCE south 89 degrees 25 minutes 35 seconds west for a distance of 300.88 feet;

THENCE south 33 degrees 14 minutes 52 seconds west for a distance of 104.97 feet to a point on the northerly right-of-way line of Supreme Drive as dedicated per document number R91-4837;

THENCE north 56 degrees 45 minutes 08 seconds west along and upon siad northerly right-of-way line, for a distance of 146.50 feet;

THENCE north 64 degrees 12 minutes 41 seconds east for a distance of 29.15 feet;

THENCE north 33 degrees 14 minutes 52 seconds east for a distance of 229.53 feet to a point on the west line of said lot 4;

THENCE north 01 degrees 19 minutes 45 seconds west along and upon the west line of said lot 4, for a distance of 328.94 feet to the POINT OF BEGINNING, all in DuPage County, Illinois.

                                  EXHIBIT B-1
                             FLOOR PLAN OF PREMISES

                             (SEE ATTACHED EXHIBIT)

                                   EXHIBIT B-1

[The omitted graphic material is a floor plan that depicts the office space and warehouse space at 491 Supreme Drive, Bensenville, Illinois]

                                  EXHIBIT B-1

[The omitted graphic material is a floor plan that depicts the office space and warehouse space at 491 Supreme Drive, Bensenville, Illinois]

                                   EXHIBIT B-2
                              SITE PLAN OF PREMISES

                             (SEE ATTACHED EXHIBIT)

                                  EXHIBIT B-2

[The omitted graphic material is a floor plan that depicts the office space and warehouse space at 491 Supreme Drive, Bensenville, Illinois]

                                    EXHIBIT C
                              INTENTIONALLY OMITTED

                                   EXHIBIT D-1
                             SUBORDINATION AGREEMENT

THIS INSTRUMENT WAS PREPARED BY:
-------------------------------
HOWARD GOLDMAN, ESQ.
BUTZEL LONG
STONERIDGE WEST
41000 WOODWARD AVENUE
BLOOMFIELD HILLS, MICHIGAN  48304

AFTER RECORDING MAIL TO:
-----------------------

-----------------------

-----------------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement"), dated as of ____________, 20___, among ________________________, a
_______________________,  having an address at  _________________,  ___________,
_________ _________, in its capacity as administrative agent for the financial institutions (collectively, the "Lenders"), parties to the Loan Agreement referred to below (in such capacity, "Mortgagee"), CARGO CONNECTION LOGISTICS-INTERNATIONAL, INC., an Illinois corporation (successor-in-interest to Underwing International, LLC, a Delaware limited liability company), having an office at 600 Bayview Avenue, Inwood, NY 11096-1104 ("Tenant"), and MP CARGO ORD PROPERTY LLC, a Delaware limited liability company, having an address at c/o Cargo Ventures LLC, 17 State Street, 9th Floor, New York, NY 10004 ("Mortgagor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to a certain loan agreement, dated as of ___________, _________, among Mortgagor, Mortgagee and the Lenders (the "Loan Agreement"), the Lenders have agreed to make a mortgage loan to the Mortgagor and ___________________ in the principal amount of up to $__________________ (the
"Loan "), upon the terms and subject to the conditions set forth in the Loan Agreement;

     WHEREAS, the Loan will be secured by, among other things, a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by the Mortgagor for the benefit of the Mortgagee (the " Mortgage") intended to be recorded in the real property records of Dupage County, Illinois which Mortgage covers Mortgagor's interest in certain premises more particularly described on Exhibit A attached hereto (the "Property");

     WHEREAS, Tenant has leased certain space (the "Demised Premises") in the building located at the Property from Mortgagor pursuant to a certain Lease, dated January 1, 2008 (the "Lease" );

     WHEREAS, as a condition to the disbursement of the Loan, Mortgagee has required that the Lease and all rights of Tenant thereunder be subordinated to the Mortgage and all of the rights of Mortgagee thereunder as provided herein; and

     WHEREAS, Tenant wishes to obtain a non-disturbance agreement from Mortgagee so as to be assured of continued possession of the Demised Premises if the Mortgage is foreclosed.

     NOW, THEREFORE, for valuable consideration, Mortgagee, Mortgagor and Tenant agree as follows:

     1. The Lease is and shall continue to be subject and subordinate in all respects to the lien of the Mortgage, to all of the terms thereof, to all advances made or to be made thereunder and any renewals, modifications, increases, consolidations, replacements and extensions thereof and/or thereto.

     2. If foreclosure proceedings are instituted under the Mortgage and Tenant shall not be in default under the Lease beyond the applicable cure period (if any) specified in the Lease, then: (a) Tenant shall not be made a party defendant in such proceedings; (b) the Lease shall not be terminated; and (c) Tenant's possession of the Demised Premises shall not be disturbed by such proceedings.

     3. Upon the completion of foreclosure proceedings and the sale of the Property, or if Mortgagee should otherwise acquire possession of the Property, Tenant shall attorn to the purchaser at foreclosure or to Mortgagee, as the case may be, and shall recognize such purchaser or Mortgagee as Tenant's landlord under the Lease. The foregoing provisions shall be self-operative and effective without the execution of any further instruments on the part of any party hereto. Tenant agrees, however, that from time to time upon the request of the purchaser at foreclosure or Mortgagee, as the case may be, Tenant shall execute and deliver any instrument reasonably requested by Mortgagee or such purchaser to confirm such attornment.

     4. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which accords Tenant any right of election to terminate the Lease or to surrender possession of the Demised Premises if foreclosure proceedings are instituted. Tenant shall, upon demand of any receiver in foreclosure, pay such receiver all base rent, additional rent and all other charges becoming due under the Lease after such demand.

     5. Upon attornment by Tenant pursuant to paragraph 3, the Lease shall continue in full force and effect as a direct lease between the purchaser at foreclosure or Mortgagee, as the case may be, and Tenant, upon all of the terms of the Lease, except that: (a) notwithstanding anything to the contrary contained herein or in the Lease, in the event of foreclosure of the Mortgage or if Mortgagee should otherwise acquire possession of the Property, the liability of Mortgagee, its successors and assigns, or the purchaser at foreclosure, as the case may be, shall be limited to its or their interest in the Property; and
(b) such purchaser or Mortgagee, as the case may be, shall not:

          (i) be liable for any previous act, omission or default of the landlord under the Lease; or

          (ii) be subject to any offset which shall have theretofore accrued to Tenant against the landlord under the Lease; or

          (iii) be bound by any prepayment of more than one month's base rent, additional rent or other charges due under the Lease unless such prepayment shall have been approved, in writing, by Mortgagee; or

          (iv) be bound by any modification or amendment of the Lease or by any cancellation or surrender of the Lease, unless the same shall have been approved, in writing, by Mortgagee; or

          (v) be liable to Tenant for any deposit, rental security or any other sums deposited with the landlord under the Lease and not delivered to Mortgagee or the purchaser at foreclosure, as the case may be; or

          (vi) be liable to Tenant for any work required to be performed to prepare the Demised Premises for Tenant's occupancy or for payment of any allowances or contributions to the cost of any such work; or

          (vii) be liable to Tenant for construction or restoration, or delays in construction or restoration, of the Property, or any part thereof resulting from a fire or other casualty occurring prior to the date that Mortgagee or such purchaser in foreclosure shall have acquired title to the Property; or

          (viii) be liable to Tenant for any Lease buy-out agreements or obligations.

     6. Tenant acknowledges that pursuant to the Mortgage, Mortgagor has granted to Mortgagee, as Mortgagor's assignee, the right to direct Tenant to pay to Mortgagee (or Mortgagee's designee) the rents due under the Lease. Tenant shall, after receipt of a notice from Mortgagee directing Tenant to pay such rentals to Mortgagee (or Mortgagee's designee), pay all base rent, additional rent or other charges payable under the Lease to Mortgagee (or Mortgagee's designee) until Mortgagee notifies Tenant to resume payment to Mortgagor. Mortgagor joins in the execution of this Agreement for the purpose of irrevocably directing Tenant to make such rental payments in accordance with Mortgagee's instructions. In complying with the provisions of this paragraph 6, Tenant shall be entitled to rely solely upon the notices given by Mortgagee which are referred to in this paragraph 6. Tenant shall be entitled to full credit under the Lease for any rents paid to Mortgagee (or its designee) in accordance with the provisions of this paragraph 6 to the same extent as if such rents were paid directly to Mortgagor.

     7. Mortgagor and Tenant each agree not to amend, modify, surrender or cancel the Lease without the prior written consent of Mortgagee, and any such purported amendment, modification, surrender and/or cancellation taken without Mortgagee's written approval shall not be effective.

     8. Tenant agrees that if there occurs a default by the landlord under the Lease, a copy of each notice given to the landlord pursuant to the Lease shall also be given to Mortgagee, and no such notice shall be effective for any purpose under the Lease unless so given to Mortgagee. Tenant shall permit Mortgagee to cure any such default by the Landlord under the Lease.

     9. This Agreement may not be modified orally or in a manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

     10. This Agreement contains the entire understanding between Mortgagor, Mortgagee and Tenant, and may not be changed except by an instrument signed by the party to be charged.

     11. All notices, approvals, consents and other communications referred to herein shall be in writing and sent by certified mail, return receipt requested, addressed to the parties at their respective addresses above set forth or to such other address as either party shall specify by notice to the other.

     12. This Agreement shall be binding upon and inure to the benefit of Mortgagor, Mortgagee and Tenant and their respective successors and assigns.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Mortgagee, Mortgagor and Tenant have executed this Agreement as of the day and year first above written.

                              MORTGAGEE:

                              -----------------------------------,
                              a                             , in its capacity as
                                ----------------------------
                              administrative agent for the Lenders,


                              By:
                                  ------------------------------------
                              Name:
                                    ----------------------------------
                              Title:
                                    ----------------------------------


                              By:
                                  ------------------------------------
                              Name:
                                    ----------------------------------
                              Title:
                                    ----------------------------------


                              TENANT:

                              CARGO CONNECTION LOGISTICS-INTERNATIONAL, INC., an Illinois corporation

                              By:
                                  ------------------------------------
                              Name:
                                    ----------------------------------
                              Title:
                                    ----------------------------------


                              MORTGAGOR:

                              MP CARGO ORD PROPERTY LLC, a Delaware limited liability company

                              By:
                                  ------------------------------------
                              Name:
                                  ------------------------------------
                              Title:
                                    ----------------------------------

NOTARY FOR MORTGAGEE:


STATE OF ______________ )

                        ) SS

COUNTY OF _____________ )



I, _____________________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that _________________________, ____________________________________ of _____________________________________, a
______________________________, and _____________________________, of  the  same
___________________________, a ___________________, personally known to me to be persons whose names are subscribed to the foregoing instrument, as such _________________ and ________________, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their free and voluntary act and as the free and voluntary act of said corporation, pursuant to authority granted by the Board of Directors of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this ______ day of ______________, 20___.



--------------------
Notary Public



NOTARY FOR TENANT:



STATE OF _________ )

                   ) SS

COUNTY OF _______  )


I, ________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ______________________ of _____________________, an Illinois corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, as such _________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act and as the free and voluntary act of said corporation, pursuant to authority granted by said _______________, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this ____ day of _________, 20__.



-----------------------
Notary Public

NOTARY FOR MORTGAGOR:



STATE OF __________   )

                      ) SS

COUNTY OF _________   )



I, ______________________, a notary public in and for said County, in the
State aforesaid, DO HEREBY CERTIFY that Jacob Citrin, of MP CARGO ORD PROPERTY LLC, a Delaware limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, as such _________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act and as the free and voluntary act of said company, pursuant to authority granted by the members of said company, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this ____ day of ___________, 20__.



----------------------
Notary Public

                                   EXHIBIT D-2
                              ESTOPPEL CERTIFICATE


                           TENANT ESTOPPEL CERTIFICATE

                                               Name of Tenant:
                                               Leased Premises:

----------------------------------

----------------------------------

----------------------------------

Ladies and Gentlemen:

          CARGO CONNECTION LOGISTICS-INTERNATIONAL, INC., an Illinois corporation ("Tenant"), acknowledges that _____________________, as administrative agent for certain lenders ("Lender") will be making a loan (the "Loan") secured by a mortgage covering the interest of MP CARGO ORD PROPERTY LLC, a Delaware limited liability company ("Landlord"), in the building commonly known as 491 Supreme Drive, Bensenville, Illinois (the "Building"). Landlord has requested Tenant execute and deliver this Tenant Estoppel Certificate to Lender. Tenant acknowledges that Lender, and its successors and assigns, will rely upon the certifications by Tenant in this Tenant Estoppel Certificate in connection with the Loan.

          Tenant hereby certifies to Lender and its successors and assigns, as follows:

          1. Tenant currently leases the Building ("Premises") and the real property (as set forth in the Lease) pursuant to the terms and conditions of the Commercial Lease Agreement dated ________________ between Landlord and Tenant (the "Lease"). Except for the Lease, there are no agreements (written or oral) or documents which are binding on Landlord in connection with the lease of the Premises. The Lease is valid, binding and in full force and effect, and has not been modified or amended in any manner whatsoever except as described herein.

          2. The term of the Lease commenced on January 1, 2008 and, including any presently exercised option or renewal term, ends on December 31, 2018, subject to any rights of Tenant to early termination or extensions expressly set forth in the Lease. Tenant has no right to extend the term of the Lease except to the extent expressly set forth in the Lease.

          3. Landlord has delivered possession of the Premises to Tenant, and Tenant has accepted possession of, and currently occupies, the Premises.

          4. The current monthly base rent payable under the Lease is _____________ and the current monthly payment payable under the Lease on account of taxes is ____________ and on account of operating expenses is ____________. Tenant's percentage share of operating expenses and real estate taxes is one hundred percent (100%). Rent and all other charges payable under the Lease on or before the date hereof have been paid through ___________. No amounts of monthly base rent payable under the Lease have been prepaid except through the end of the current calendar month, and no other charges payable under the Lease have been prepaid for any period, other than estimated payments of operating expenses and taxes.

          5. All reconciliations of actual taxes and operating expenses for calendar year ____ and all previous calendar years ("Expenses") with payments made by Tenant therefor have been made and a report thereof delivered to Tenant. Tenant has not made and has no objections to such reconciliation, and waives all claims against Landlord for any overpayment of or other amounts with respect to the Expenses.

          6. Tenant has no options, rights of offer, rights of refusal or other rights to purchase all or any portion of the Building. Tenant has no options, rights of offer, rights of refusal or other rights to expand the Premises or lease any other premises in the Building, except to the extent expressly set forth in the Lease.

          7. To Tenant's knowledge, Tenant has no current claims against Landlord under the terms of the Lease requiring Landlord to perform any improvements or repairs to the Premises, and all allowances, reimbursements or other obligations of Landlord for the payment of monies to or for the benefit of Tenant have been fully paid, all in accordance with the terms of the Lease.

          8. Neither Landlord nor Tenant is in default in the performance of any covenant, agreement or condition contained in the Lease, and no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute a default by any party under the Lease. Tenant has no defenses, counterclaims, liens or claims of offset or credit under the Lease or against rents, or any other claims against Landlord.

          9. Tenant is not the subject of any bankruptcy, insolvency or similar proceeding in any federal, state or other court or jurisdiction.

          10. Tenant is in possession of the Premises and has not subleased any portion of the Premises or assigned or otherwise transferred any of its rights under the Lease.

          11. Tenant has deposited Zero Dollars ($0.00) with Landlord as a security deposit under the Lease.

          12. Tenant's obligations under the Lease have been guarantied by Cargo Connection Logistics Holding, Inc., a Florida corporation, _____________________ and ______________________ pursuant to a guaranties dated as of January 1, 2008.

          13. The individual executing this Tenant Estoppel Certificate has the authority to do so on behalf of Tenant and to bind Tenant to the terms hereof.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned has executed this Tenant Estoppel Certificate as of this ___ day of _________, 20____.


                                TENANT:

                                CARGO CONNECTION LOGISTICS-INTERNATIONAL, INC., an Illinois corporation

                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------